                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K\A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)            MAY 1, 1996
                                                --------------------------------

                                  HARRIER, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-9925                      87-0427731
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation              File Number              Identification No.)


     2200 Pacific Coast Highway, #301  Hermosa Beach, CA            90254
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          310-376-7721
                                                  ------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In May 1996 Harrier, Inc. ("the Company") changed its accounting firm from Coopers & Lybrand L.L.P. to Raimondo, Pettit & Glassman. The Company had no disagreements on accounting issues with its prior accountants. The change was made for financial reasons only.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a. Exhibit 99.1 - Copy of letter from Coopers & Lybrand confirming the client-auditor relationship between Harrier, Inc. and Coopers & Lybrand has ceased.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Harrier, Inc.


Dated:   December 16, 1996              /s/ Kevin DeVito
                                        -------------------------
                                        Kevin DeVito - President